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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): March 1, 2005
                                                           -------------

                           Strategic Diagnostics Inc.
                 ----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


         Delaware                  000-68440                56-1581761
      ---------------           ----------------         ------------------
      (State or Other           (Commission File          (I.R.S. Employer
      Jurisdiction of                Number)             Identification No.)
      Incorporation)



           111 Pencader Drive
               Newark, DE                                   19702
-----------------------------------------                ------------
(Address of Principal Executive Offices)                  (Zip Code)




       Registrant's telephone number, including area code: (302) 456-6789
                                                          ----------------




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ITEM 7.01.        REGULATION FD DISCLOSURE.

         On March 1, 2005, Strategic Diagnostics Inc. issued a press release announcing a strategic initiative to develop a high throughput antibody reagent production service designed to enable rapid discovery and commercialization of products for customers in the proteomics, pharmaceutical, diagnostics and biomedical research industries. A copy of that press release is being furnished as Exhibit 99.1 to this report.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     STRATEGIC DIAGNOSTICS INC.


                                     By:
                                         -------------------------------------
                                         Matthew H. Knight
                                         President and Chief Executive Officer


Dated: March 2, 2005




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